Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report on Form 10-Q of Soy Energy, LLC (the “Company”) for the quarter ended January 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Sand, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles Sand

Charles Sand, President and Chief Executive Officer
(Principal Executive Officer)

Dated: March 22, 2011